Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 26, 2015

among

CELADON GROUP, INC.,

as Borrower,

CERTAIN SUBSIDIARIES OF BORROWER,

as Guarantor,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender

and L/C Issuer,

and

The Other Lenders Party Hereto

__________________________

BANK OF AMERICA, N.A.

as Sole Bookrunner and Sole Lead Arranger

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (“First Amendment”) is made as of the 26th day of May 2015, among CELADON GROUP, INC. (“Borrower”), the guarantors party hereto (the “Guarantors”), the lenders parties hereto (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Witnesseth:

WHEREAS, as of December 12, 2014, the parties hereto entered into a certain Amended and Restated Credit Agreement (the “Agreement”); and

WHEREAS, the parties desire to amend the Agreement to revise the Restricted Payments covenant to permit the issuance of equity interests, all as herein provided;

NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:

Part I.  Amendatory Provisions

ARTICLE VII

NEGATIVE COVENANTS

7.06           Restricted Payments.  Section 7.06 of the Agreement is hereby amended by substituting the following new Section 7.06 in lieu of the existing Section 7.06:

7.06           Restricted Payments.  Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, or issue or sell any Equity Interests, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a)           each Subsidiary may make Restricted Payments to Borrower, Guarantors and any other Person that owns an Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b)           Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c)           Borrower and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests;

(d)           Borrower may declare and make cash dividend payments in an amount not exceeding $5,000,000 during any fiscal year provided Borrower is in pro forma compliance with the financial covenants provided in Section 6.12 after giving effect to such payments;

(e)           Borrower may purchase its outstanding Equity Interests in an aggregate amount not exceeding $25,000,000 provided (i) Borrower is in pro forma compliance with the financial covenants provided in Section 6.12 after giving effect to any such purchase, and (ii) after giving effect to any such purchase, Borrower has not less than $15,000,000 of availability under the Aggregate Commitments; and

(f)           Borrower may issue and/or sell its Equity Interests so long as such issuance and/or sale does not create an obligation of Borrower or any Guarantor to purchase, redeem, retire or otherwise make any payment in respect of such Equity Interests or otherwise create Indebtedness of Borrower or any Guarantor.

Part II.  Continuing Effect

Except as expressly modified herein:

(a)           All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any irreconcilable inconsistency, this First Amendment shall control;

(b)           The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of Borrower; and

(c)           Capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, Borrower represents, warrants, covenants and agrees that:

(aa)           Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

(bb)           There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

(cc)           Except as expressly waived in this First Amendment, there does not exist any Event of Default or Default; and

(dd)           After giving effect to this First Amendment and any transactions contemplated hereby, no Event of Default or Default is or will be occasioned hereby or thereby.

Part III.  Conditions Precedent

Notwithstanding anything contained in this First Amendment to the contrary, the Lenders shall have no obligation under this First Amendment until each of the following conditions precedent have been fulfilled to the satisfaction of the Lenders:

(a)           Each of the conditions set forth in Section 4.02 of the Agreement shall have been satisfied;

(b)           The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent:

(i)           This First Amendment, duly executed by Borrower, the Guarantors, the Administrative Agent and the Required Lenders in the form approved by the Administrative Agent;

(ii)           A duly executed certificate of the Secretary or any Assistant Secretary of Borrower (A) certifying as to attached copies of resolutions of Borrower authorizing the execution, delivery and performance, respectively, of the documents referenced in the immediately preceding subparagraph, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws, or certifying that such Articles of Incorporation or By-Laws, have not been amended (except as shown) since the previous delivery thereof to the Lenders;

(c)           All legal matters incident to this First Amendment shall be reasonably satisfactory to the Administrative Agent and its counsel.

Part IV.  Independent Credit Decision

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.

Part V.  Counterparts

This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall have the same force and delivery of an original executed counterpart of this First Amendment.  Any party delivering an executed counterpart of this First Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart of this First Amendment, but the failure to do so shall not affect the validity, enforceability, and binding effect of this First Amendment.

[This Space Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.

“BORROWER”

CELADON GROUP, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

CONSENT AND REAFFIRMATION

Each of the undersigned Guarantors hereby consents to the foregoing First Amendment, and further agrees that the execution and delivery of such First Amendment shall in no way affect, impair, discharge, relieve or release the obligations of the undersigned under its Guaranty, which obligations are hereby ratified, confirmed and reaffirmed in all respects and shall continue in full force and effect, until all obligations of the Borrower to the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent are fully, finally and irrevocably paid and performed.  Each Guarantor further acknowledges that the failure to consent to any subsequent amendment shall not affect the liability of such Guarantor under its Guaranty.

GUARANTORS

CELADON TRUCKING SERVICES, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

CELADON LOGISTICS SERVICES, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

QUALITY EQUIPMENT LEASING, LLC

By:	/s/ Leslie Tarble

Title:	Treasurer

CELADON E-COMMERCE, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

CELADON CANADA, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

TRANSPORTATION SERVICES INSURANCE COMPANY, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

A&S SERVICES GROUP, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

HYNDMAN HOLDINGS, INC.

By:	/s/ Leslie Tarble

Title:	Treasurer

OSBORN TRANSPORTATION, INC,

By:	/s/ Leslie Tarble

Title:	Treasurer

CELADON CANADIAN HOLDINGS, LIMITED

By:	/s/ Leslie Tarble

Title:	Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Maria A. McClain
Title:	Vice President

BANK OF AMERICA, N.A., as Swing Line Lender, as L/C Issuer and as a Lender

By:	/s/ Michael T. Sands
Title:	AVP

WELLS FARGO BANK, NA., a Lender

By:	/s/ Kyle Lacey
Title:	Vice President

CITIZENS BANK, NA., a Lender

By:	/s/ Scott Lankford
Title:	Vice President

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